UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

1-16483
(Commission File Number)

Virginia	52-2284372
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015 (Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 6, 2015, we issued an aggregate principal amount of €2 billion in fixed rate notes due 2022 (the “2022 Notes”), fixed rate notes due 2027 (the “2027 Notes”) and fixed rate notes due 2035 (the “2035 Notes”) and £450 million in fixed rate notes due 2045 (the “2045 Notes” and, together with the 2022 Notes, the 2027 Notes and the 2035 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of March 6, 2015, by and between us and Deutsche Bank Trust Company Americas, as trustee, as supplemented and modified in respect of the Notes by an officers’ certificate of the Company under Section 301 of the Indenture. We filed with the Securities and Exchange Commission (the “SEC”) the form of the Indenture without the March 6, 2015 execution date together with our Registration Statement (as defined below) on March 5, 2014.

We have filed with the SEC a Prospectus dated as of March 5, 2014, a Prospectus Supplement for the euro-denominated Notes dated as of February 25, 2015 and a Prospectus Supplement for the sterling-denominated Notes dated as of February 25, 2015, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-194330) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-194330) filed with the SEC on March 5, 2014)

4.2	301 Certificate

4.3	Specimen of 2022 Note

4.4	Specimen of 2027 Note

4.5	Specimen of 2035 Note

4.6	Specimen of 2045 Note

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated March 6, 2015

5.2	Opinion of Hunton & Williams LLP, dated March 6, 2015

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: March 6, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-194330) filed with the SEC on March 5, 2014)

4.2	301 Certificate

4.3	Specimen of 2022 Note

4.4	Specimen of 2027 Note

4.5	Specimen of 2035 Note

4.6	Specimen of 2045 Note

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated March 6, 2015

5.2	Opinion of Hunton & Williams LLP, dated March 6, 2015

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)